Note 13 - Deferred Rent Payable	12 Months Ended
Dec. 31, 2011
Accounts Payable, Accrued Liabilities, and Other Liabilities Disclosure, Noncurrent [Text Block]
Note 13 - Deferred Rent Payable

Deferred rent payable represented supplemental payments the Company must pay to the residents who originally lived on the land in Dongguan, Guangdong Province, China, on which the Company acquired land use rights for commercial use. The Company was required to pay an annual amount at RMB 800 per mu (or RMB 666.67 per square meter) for a total of 60 mu (or 40,000 square meters) starting from 2003 for 60 years. The price increases 10% every 5 years. The Company recorded such expense on a straight-line basis. During the years ended December 31, 2011 and 2010, the Company recorded expense of $13,243 and $4,836, respectively. As of December 31, 2011 and 2010, the Company has $58,949 and $43,169 deferred rent payable, respectively.